UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 2, 2011 (December 15, 2010)

Date of Report (date of Earliest Event Reported)

NEWTEK BUSINESS SERVICES, INC.

(Exact Name of Company as Specified in its Charter)

NEW YORK	001-16123	11-3504638
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

1440 Broadway, 17th floor, New York, NY 10018

(Address of principal executive offices and zip code)

(212) 356-9500

(Company’s telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Newtek Business Services, Inc. on December 12, 2010 (the “Original Report”) solely to replace Exhibits 10.18.1 and 10.18.2 attached thereto (the “Exhibits”). The Exhibits were substantively complete and accurate; however, due to a technical error in the EDGAR uploading process, the Exhibits were incorrectly formatted. Properly formatted versions of the Exhibits are attached hereto and replace in their entirety the Exhibits attached to the Original Report.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.18.1	Loan and Security Agreement, dated as of December 15, 2010, by and between Newtek Small Business Finance, Inc. and Capital One, N.A.

10.18.2	Guaranty Agreement, dated as of December 15, 2010, by and between Newtek Business Services, Inc., and Capital One, N.A.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEWTEK BUSINESS SERVICES, INC.

Date: March 2, 2011	/s/ Barry Sloane
Barry Sloane
Chairman of the Board and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.18.1	Loan and Security Agreement, dated as of December 15, 2010, by and between Newtek Small Business Finance, Inc. and Capital One, N.A.

10.18.2	Guaranty Agreement, dated as of December 15, 2010, by and between Newtek Business Services, Inc., and Capital One, N.A.